                                                                      Exhibit 99

                           [AMD Letterhead and Logo]


                                                        CONTACT:

                                                        Scott Allen
                                                        Public Relations
                                                        (408) 749-3311

                                                        John Greenagel
                                                        Corporate Communications
                                                        (408) 749-3310

                                                        Toni Beckham
                                                        Investor Relations
                                                        (408) 749-3127



AMD REPORTS FIRST QUARTER RESULTS


SUNNYVALE, CA-APRIL 14, 1999-Advanced Micro Devices today reported a net loss of $128,367,000 on revenues of $631,593,000 for its first quarter, ended March 28, 1999. The loss amounted to $0.88 per share. The results for the first quarter include a charge of $15,016,000 for restructuring and other special charges. Without the restructuring and other special charges, the net loss would have been $0.81 per share.

Revenues declined by 20 percent from the $788,820,000 achieved in the quarter ended December 27, 1998, which resulted in net income of $22,321,000, or $0.15 per share. Revenues increased by 17 percent from the $540,856,000 reported for the quarter ended March 29, 1998, which resulted in a net loss of $62,727,000, or $0.44 per share.

"The best thing that can be said about the first quarter is that it's over," said W.J. Sanders III, chairman and chief executive officer. "The significant decline in revenues reported by AMD in the first quarter was almost entirely due to previously reported AMD-K6-2 microprocessor yield issues. The large revenue decline in the face of high fixed costs and record spending on research and development of $160 million in the quarter precipitated the unprecedented loss. Improvements in production yields in March and in the current quarter to date presage a sharp increase in unit production in the current quarter. The last seven weeks' production results increase our confidence in achieving our previously stated goal of shipping five million units in the current quarter.

"We are seeing improving order patterns in our non-processor product lines in the aggregate, with flash memories leading the way," Sanders concluded.

About AMD
AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of $2.5 billion in 1998. (NYSE: AMD)

Cautionary Statement

This release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally preceded by words such as "expects," "plans," "believes," "anticipates," or "intends." Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that could cause actual results to differ materially from current expectations. Forward-looking statements in this release involve the risk that the company will not be able to maintain or increase processor yields; that design or production problems will prevent the company from meeting its unit production and shipment goals; and, that customer demand for processors and other products will not continue at current or greater levels. We urge investors to review in detail the risks and uncertainties detailed in the company's Securities and Exchange Commission filings, including the most recently filed Form-10K.

                                      -30-

WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http://www.amd.com at the URL prompt.

AMD and the AMD logo, and combinations thereof, are trademarks, and AMD-K6 is a registered trademark of Advanced Micro Devices, Inc.

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)

                                                                             Quarter Ended
                                                                              (Unaudited)
------------------------------------------------------------------------------------------------------------------
                                                                 Mar. 28,            Dec. 27,           Mar. 29,
                                                                   1999                1998               1998
------------------------------------------------------------------------------------------------------------------
Net sales                                                          $631,593          $ 788,820          $ 540,856

Cost of sales                                                       450,431            481,987            423,591
Research and development                                            159,946            156,459            128,120
Marketing, general and
    administrative                                                  127,310            120,498             88,214
Restructuring and other
    special charges                                                  15,016                  -                  -

------------------------------------------------------------------------------------------------------------------
                                                                    752,703            758,944            639,925

------------------------------------------------------------------------------------------------------------------

Operating income (loss)                                            (121,110)            29,876            (99,069)

Litigation settlement                                                     -                  -            (11,500)
Interest income and other, net                                       10,768             10,037              5,581
Interest expense                                                    (20,763)           (15,177)           (12,472)

------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes
    and equity in joint venture                                    (131,105)            24,736           (117,460)

Benefit for income taxes                                             (5,473)              (136)           (46,997)

------------------------------------------------------------------------------------------------------------------

Income (loss) before equity
    in joint venture                                               (125,632)            24,872            (70,463)

Equity in net income (loss) of
    joint venture                                                    (2,735)            (2,551)             7,736

------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                $ (128,367)           $22,321          $ (62,727)

------------------------------------------------------------------------------------------------------------------

Net income (loss) per common share
  - Basic                                                           $ (0.88)            $ 0.15            $ (0.44)
  - Diluted                                                         $ (0.88)            $ 0.15            $ (0.44)

------------------------------------------------------------------------------------------------------------------

Shares used in per share
    calculation
  - Basic                                                           145,909            144,926            142,503
  - Diluted                                                         145,909            149,949            142,503

------------------------------------------------------------------------------------------------------------------

  Advanced Micro Devices, Inc.                                              INFORMATION ONLY
  ------------------------------------------------------------------------------------------------------------------
  NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
  (Includes Pre-Tax FASL Investment Equity Loss (Income) in Operating Income (Loss))
  ------------------------------------------------------------------------------------------------------------------
  (Thousands except per share amounts)

                                                                                      Quarter Ended
                                                                                       (Unaudited)
  ------------------------------------------------------------------------------------------------------------------
                                                                  Mar. 28,           Dec. 27,            Mar. 29,
                                                                    1999               1998                1998
--------------------------------------------------------------------------------------------------------------------
  Net sales                                                       $ 631,593          $ 788,820             $540,856

  Cost of sales                                                     450,431            481,987              423,591
  Loss (income) from equity
     investment in FASL                                               4,636              4,814              (15,988)
  Research and development                                          159,946            156,459              128,120
  Marketing, general and
     administrative                                                 127,310            120,498               88,214
  Restructuring and other                                                                                         -
     special charges                                                 15,016                  -                    -

  ------------------------------------------------------------------------------------------------------------------
                                                                    757,339            763,758              623,937

  ------------------------------------------------------------------------------------------------------------------

  Operating income (loss)                                          (125,746)            25,062              (83,081)

  Litigation settlement                                                   -                  -              (11,500)
  Interest income and other, net                                     10,768             10,037                5,581
  Interest expense                                                  (20,763)           (15,177)             (12,472)

  ------------------------------------------------------------------------------------------------------------------

  Income (loss) before income taxes                                (135,741)            19,922             (101,472)

  Benefit for income taxes                                           (5,473)              (136)             (46,997)
  Provision (benefit) for taxes on
     equity loss (income) in FASL                                    (1,901)            (2,263)               8,252

  ------------------------------------------------------------------------------------------------------------------

  Net income (loss)                                               $(128,367)           $22,321             $(62,727)

  ------------------------------------------------------------------------------------------------------------------

  Net income (loss) per common share
     share
   - Basic                                                          $ (0.88)            $ 0.15              $ (0.44)
   - Diluted                                                        $ (0.88)            $ 0.15              $ (0.44)

--------------------------------------------------------------------------------------------------------------------

  Shares used in per share
     calculation
   - Basic                                                          145,909            144,926              142,503
   - Diluted                                                        145,909            149,949              142,503

  ------------------------------------------------------------------------------------------------------------------

  * The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity loss (income) of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.

Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS
(Thousands)

                                                                           Mar. 28,                  Dec. 27,
                                                                             1999                      1998
                                                                         (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------

Assets

------------------------------------------------------------------------------------------------------------------
Current assets:
      Cash, cash equivalents and short-term investments                       $ 489,145                 $ 697,025
      Accounts receivable, net                                                  376,360                   415,557
      Inventories                                                               182,670                   175,075
      Deferred income taxes                                                     206,745                   205,959
      Prepaid expenses and other current assets                                  73,701                    68,411

------------------------------------------------------------------------------------------------------------------

              Total current assets                                            1,328,621                 1,562,027

Property, plant and equipment, net                                            2,573,491                 2,268,468
Investment in joint venture                                                     232,313                   236,820
Other assets                                                                    171,068                   185,653

------------------------------------------------------------------------------------------------------------------

                                                                            $ 4,305,493               $ 4,252,968
==================================================================================================================

Liabilities and Stockholders' Equity

------------------------------------------------------------------------------------------------------------------

Current liabilities:
      Notes payable to banks                                                    $ 5,941                   $ 6,017
      Accounts payable                                                          343,980                   333,975
      Accrued compensation and benefits                                          81,451                    80,334
      Accrued liabilities                                                       133,468                   168,280
      Income tax payable                                                         21,610                    22,026
      Deferred income on shipments to distributors                              102,503                    84,523
      Current portion of long-term debt, capital
        lease obligations and other                                             174,663                   145,564
------------------------------------------------------------------------------------------------------------------

              Total current liabilities                                         863,616                   840,719

Deferred income taxes                                                            28,226                    34,784
Long-term debt, capital lease obligations and other,
  less current portion                                                        1,539,957                 1,372,416

Stockholders' equity:
      Capital stock:
          Common stock, par value                                                 1,478                     1,465
      Capital in excess of par value                                          1,080,729                 1,071,591
      Retained earnings                                                         833,804                   962,171
      Accumulated other comprehensive loss                                      (42,317)                  (30,178)
------------------------------------------------------------------------------------------------------------------

              Total stockholders' equity                                      1,873,694                 2,005,049

------------------------------------------------------------------------------------------------------------------

                                                                            $ 4,305,493               $ 4,252,968
==================================================================================================================

                                       AMD
                             Selected Corporate Data
                                   (Unaudited)

-------------------------------------------------------------------------------------------------------------------------------

Segment Breakdown                          Q1           '99               Q4       '98                   Q1       '98
-----------------                  % of Sales       Revenue       % of Sales       Revenue       % of Sales       Revenue
                                   ----------       -------       ----------       -------       ----------       -------
--------------------------------------------------------------------------------------------------------------------------------
AMD segment:

       Computation Products Group         63        $395M              69            $546M              43         $230M

       Memory Group                       20         126M              17             132M              31          167M

       Communications Group               10          64M               8              64M              16           88M

Vantis segment:

       Vantis                              7          47M               6              47M              10           56M

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Other Data                                    Q1 '99                          Q4 '98                               Q1 '98
----------                                    ------                          ------                               ------
--------------------------------------------------------------------------------------------------------------------------------
Depreciation
and Amortization                               $127M                           $125M                                 $117M

Capital Additions                               200M                            180M                                  193M

Headcount                                     13,803                          13,597                                12,936

----------------------------------------------------------------------------------------------------------------------------------
International Sales                             58%                             60%                                   55%